Other operating income (expenses), net	3 Months Ended
Mar. 31, 2024
Notes and other explanatory information [abstract]
Other operating income (expenses), net

29	Other operating income (expenses), net

	January to March 2024	January to March 2023

Other operating income, net	10,291	20,352
Other operating expenses	(3,205)	(5,718)

Other operating income (expenses), net	7,086	14,634

Other operating income includes revenue from the sale of property, plant and equipment, contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and guarantees, property leases, reuse water, PURA projects and services, net of Cofins and Pasep.

Other operating expenses usually record the derecognition of concession assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment, estimated losses, and operational assets indemnification.